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                                                                    EXHIBIT 23.1

                                                          [ARTHUR ANDERSEN LOGO]



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our reports incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 33-336701, 33-358205 and 33-358209.










Detroit, Michigan
   March 12, 2002.